Exhibit 99.1

Kratos Defense & Security Solutions, Inc. (NASDAQ: KTOS) Investor Presentation February 2011

Notice Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, without limitation, the benefits and synergies expected to result from the acquisition and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Kratos and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of Kratos and Herley; potential adverse reactions or changes to business relationships resulting from the acquisition; unexpected costs, charges or expenses resulting from the acquisition; litigation or adverse judgments relating to the acquisition; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; and any changes in general economic and/or industry-specific conditions. In addition the pending acquisition of Herley may not be completed at all or may not be completed on time. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Kratos in general, see the risk disclosures in the Annual Report on Form 10-K of Kratos for the year ended December 27, 2009, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by Kratos.

Additional Information and Where to Find It This presentation is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the shares of Herley Common Stock has not commenced. The Company intends to file a tender offer statement on Schedule TO with the SEC, and Herley also intends to file a solicitation/recommendation statement on Schedule 14D-9, with respect to the tender offer described in this press release. Any offers to purchase or solicitations of offers to sell will be made only pursuant to such tender offer statement. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the related solicitation/recommendation statement will contain important information, including the various terms of, and conditions to, the tender offer, that should be read carefully by Herley’s stockholders before they make any decision with respect to the tender offer. Such materials, when prepared and ready for release, will be made available to Herley’s stockholders at no expense to them. In addition, at such time such materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s Web site: www.sec.gov and may also be obtained by directing a request to the Corporate Secretary of Kratos Defense & Security Solutions, Inc., at (858) 812-7300.

Kratos Kratos Defense & Security Solutions (NASDAQ: KTOS): Kratos is a specialized National Security Company providing Mission Critical Products, Services and Solutions for United States National Security Primary customers include the U.S. Department of Defense (DoD), Intelligence, National Security and other Federal Government agencies Headquartered in San Diego, CA Engineering and Technical workforce of ~2,800 Majority of Kratos’ work force hold an active National Security clearance, including Secret, Top Secret and Higher Experienced management team which has previously built a large National Security business and delivered significant shareholder value

Kratos – Primary Capabilities and Focus Areas Unmanned Systems Cyber Security & Information Assurance Intelligence, Surveillance & Reconnaissance Command and Control Ballistic Missile Defense Command, Control, Communications, Computers Intelligence, Surveillance and Reconnaissance (C4ISR)

Kratos – C4ISR Representative Kratos Customers: Missile Defense Agency Classified Programs Port of Long Beach Space & Missile Defense Command Defense Threat Reduction Agency Space & Naval Warfare Systems Command

Kratos – C4ISR Kratos supports National Security agencies and Military Commanders in identifying, prioritizing and achieving strategic and tactical objectives: Computer based systems Computer controlled systems Decision theoretic systems & methods Specialized tools and techniques Modeling and simulation Information Assurance/Cyber Information Dominance

Representative Programs: Space and Missile Defense Command (SMDC) Command and Control System Design Command and Control System Mission Effectiveness – Modeling & Simulation Army Aviation and Missile Research Development and Engineering Center (AMRDEC) - Command and Control Program work for various missile systems, weapons systems, targeting, etc. Kratos – C4ISR

Kratos – C4ISR Various Unmanned Systems Center for Information Dominance (CID) - Classified Maritime Surveillance Systems Advanced EHF (AEHF) Satellite Terminal Navy Multi-Band Terminal (NMT) Mobile User Objective Comm System (MUOS) Navy Command and Control Programmatic, Technical and Engineering Support - Classified Low Band Universal Communications System (LBUCS) Horizontal Integration Data Environment (HIDE) Commercial Broadband Satellite Program (CBSP) Other - Classified Representative Programs:

Kratos – C4ISR Submarine C4ISR Systems: Fire Control Systems Acoustic Rapid Advanced Tactical System (ATS) Integrated Augmentation Display (IAD) Automatic Identification System (AIS) Total Ship Monitoring System (TSMS) Rapid Technical Insertion (RTI) Representative Programs:

Kratos – C4ISR Defense Threat Reduction Agency U.S. Strategic Command Defense Advanced Research Project Agency Combating Weapons of Mass Destruction Chemical and Biological Defense Modeling and Simulation Plume Analysis

Kratos – C4ISR Representative Programs: M1 Tank KIOWA Helicopter Black Hawk Helicopter Bradley Fighting Vehicle TOW Missile Chaparral STA Missile Kratos engineers, deploys and integrates C4ISR, training and integrated weapon systems on various platforms

Kratos – C4ISR Protecting Critical Infrastructure In The United States

 Integration of all critical elements of the C&C Environment Access Control – Biometrics Surveillance Systems Radiation, Chem/Bio Sensors Video Cameras Thermal Imaging Systems Video Walls and monitor clusters IT Integration Information Assurance/Cyber Representative Customers Dept of Defense Other Federal Agencies - Classified Command Center for the Brooklyn Battery Tunnel PATH HOBAN Train Control Center New transportation center in Jersey City, NJ Kratos – C4ISR Command and Control Center Design, Engineering, Deployment & Operation, ISR Element Integration

Kratos – C4ISR Kratos designs and delivers ISR products, technologies and solutions for various deployed and in-development Weapon, Space Based and Unmanned Systems, including specialized sensor technologies such as Electro Optical/Infrared, Photonic, Other Exotic and Classified

Kratos - C4ISR Representative Kratos Sensor Programs: Flexible Membrane Optical Mirrors Utilization of electrical signals to adjust the shape of sensors’ optical mirrors Adjust the focus and zoom level of an optical system with no moving mechanisms Objective is to change the zoom allowing sensor operators to track several targets simultaneously while maintaining complete situational awareness

Polarization contrast may be present when contrast in conventional sensors is small Polarization aids material and shape discrimination Man-made objects vs. natural backgrounds (different materials) Real targets vs. 2-D decoys (different shape) Real targets vs. inflatable decoys (different materials) Intensity Polarization Decoy Detection Intensity Polarization Low Contrast Enhancement Intensity Polarization Shape Information Kratos - C4ISR Examples of Photonic & Polarization Sensors:

Kratos – C4ISR Persistent Threat Detection System Representative Kratos Programs: Command Post Platform Extended-Range Multi-Purpose UAV Gorgon Stare Classified Programs

Kratos – C4ISR MQ-12 Sky Warrior RQ-7 Shadow N-LOS Predator A key Kratos differentiating capability is expertise in the integration of Weapon Systems with Unmanned Systems, and the Modeling & Simulation capabilities necessary to prove concepts prior to development Modeling & Simulation is used so that customers and engineers can easily and cost effectively calculate “performance trade-offs”, such as over all platform effectiveness for the identified mission versus platform cost

Kratos – C4ISR MQ-12 Sky Warrior RQ-7 Shadow RQ-7 Air Vehicle Transport (AVT) Shelter MQ-12 Shelter Warrior Alpha Gorgon Stare

Kratos – C4ISR Representative Kratos Program: Directed Energy and Electric Weapons Systems United States military laser and other weapons that provide for speed-of-light engagements, minimizing the use of expensive defensive missiles, to neutralize or terminate unmanned threats

Kratos – C4ISR Electromagnetic current accelerates projectile at Mach7 Weapon system can hit targets hundreds of miles away in minutes

Kratos – C4ISR Kratos designs, builds and operates Networks for National Security Agencies in the world’s most rigorous and security-conscious Military Intelligence and National Security related environments

Kratos – C4ISR Kratos’ proprietary NueralStar and DopplerVue software products provide and identify: Network Intrusion Detection Network Intrusion Protection Command and Control of Network Infrastructure & IA A network Common Operational Picture (CONOPS) Real time network Situational Awareness

Kratos – Ballistic Missile Defense Kratos is involved in many areas of the United States Ballistic Missile Defense System!

Kratos – AEGIS Ballistic Missile Defense Kratos designs, manufactures, delivers and launches AEGIS Readiness Assessment Vehicles (ARAVs) – Targets for various Missile Defense related missions Photos courtesy of U.S. Navy AEGIS Capable Surface Combatant Oriole Target (ARAV) Pacific Missile Range Facility (PMRF) Hawaii Aegis Readiness Assessment Vehicle – Primary Aegis Ballistic Missile Defense Target for Fleet Operational Readiness

Kratos - Geographic Locations Strategically Aligned with Base Realignment and Closure (BRAC) and Our Customers

KRATOS
FROM STRENGTH TO SUCCESS

Vast majority of Kratos' employees located at/near customer sites or at secure facilities



Key BRAC Locations
Other Company Locations
New Gichner Locations
Kauai, HI
Honolulu, HI

Fort Bliss, TX

- 1st Armored Division Headquarters will relocate from Wiesbaden, Germany to Ft. Bliss in May 2011
- 3rd Infantry Brigade Combat Team (BDT) activates at Ft. Bliss in September 2010
- $5 billion in funding & a 300% increase in Ft. Bliss (Posts) population
- Kratos performs weapon systems related & other equipment reset work

Dallastown, PA & Charleston, SC

- Kratos produces Tactical Support Equipment for National Security Systems

Washington, D.C. Area

- Kratos has a workforce of several hundred, including cyber warfare personnel
- Navy Air & Missile Defense Command (NAMDC)
- NAMDC is a source of excellence for the THAAD & Aegis surface-to-air missile systems, both programs in which Kratos is currently involved

San Diego, CA

- Kratos is headquartered in San Diego with a workforce of approximately 250 employees
- San Diego hosts the largest concentration of warships & support vessels in the world

Hawaii

- Kratos has a significant presence, including at the Pacific Missile Range & Facility (PMRF) at Barking Sands
- Hawaii is critically important for U.S. Missile Defense - AEGIS

Huntsville, AL

- Kratos is one of the largest contractors in the area with a workforce of approximately 600 employees
- Missile Defense Agency
- Army Space & Missile Defense
- Missile & Space Intelligence Center
- Army Material Command
- Unmanned Aerial Vehicle Research & Development at Redstone Arsenal
- UAV Center of Excellence at Ft. Rucker

Top Secret Facility Clearances

NASDAQ: KTOS

DEFENSE & SECURITY SOLUTIONS

Kratos - Diverse Revenue Base with Low Concentration Division Contract Contract Type Customer Award Date 2009 Revenue* % of Total Rev.* SeaPort-Enhanced – NSWC Dahlgren DES CPFF Navy 1994 $19.9M 4.1% Basic Expeditionary Airfield Resources (BEAR) WSS (Gichner) FFP Air Force 2008 19.8 4.1% CECOM Rapid Response (R2) WSS FFP Army 2003 15.6 3.2% TACOM Order 627 WSS (Gichner) FFP Army 2009 15.5 3.2% SE21 V702 DES CPFF Navy 2008 14.6 3.0% Integrated Test and Analysis Contract (ITAC) WSS T&M Army 2007 13.4 2.8% DDG-1000 WSS (Gichner) FFP Navy 2007 13.4 2.8% Command Post Platform (CPP) WSS (Gichner) FFP Army 2004 12.5 2.6% NASA-Marshall Space Flight Contract WSS FFP NASA 2005 12.4 2.6% Space and Missile Defense Command (SMDC) WSS CPFF Army 2007 10.6 2.2% Top 10 Contracts by Revenue, 90% + Recompete Win Rate Kratos has a Diverse Base of Contracts with No Contract Representing Greater than ~5% of Revenue Bid and Proposal Pipeline ~$2.5 billion Backlog ~$700 million (includes no amounts for IDIQ, GWAC, GSA Schedules, etc.) Cost Plus 24% T&M 22% Fixed Price 54% Other 9% Navy 32% Army 38% Air Force 8% Other Gov't. 13%

Kratos – Summary of Financial Information Actual Forecast 2009 2010 Prelim 2011 Revenue $334.5M $408M - $410M $550M - $560M GAAP EBITDA $24.7M $39.3M – $39.8M $60M - $62M EBITDA Rate 7.4% 9.6% - 9.8% 10.4% - 10.7% Cash Flow $26.2M ~$28M $26M - $28M From Operations FCF* $18M ~$25M $22M - $24M Pro Forma Adjusted -- $52M - $54M $60M - $62M LTM EBITDA** *FCF and Cash Flow from Operations after interest expense on all debt and after all income taxes paid, and before acquisition expenses, FCF can vary due to W/C and ultimate financing interest rate **Includes all 2010 acquisitions as if acquired on January 1, 2010 calculated in accordance with Senior Notes Agreement

Kratos – Competitive and Value Added Differentiators There is a fundamental shift in the timing of procurement cycles due to the speed at which threats are evolving Kratos can be more agile than its larger peers in reacting to this evolving procurement environment We believe that there is fundamental secular growth in key Kratos focus areas Command and Control Intelligence, Surveillance & Reconnaissance Unmanned Systems Cyber Security and Situational Awareness Modeling & Simulation Strategic Asset and Critical Infrastructure Security AEGIS Ballistic Missile Defense

Kratos Investment Thesis Kratos is a specialized National Security Company aligned with Mission Critical National Security priorities, focused on niche market areas Geographically positioned with customers, funding and priority areas No customer, program or contract concentration Focused organic growth strategy and recent major contract wins: Alliant, MiDAESS, Dahlgren, Chaparral and Cyber Warfare Improving financial performance Experienced and Proven Management Team with a demonstrated history of success

Kratos Defense & Security Solutions, Inc. Acquisition of Herley

Notice Regarding Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, without limitation, the benefits and synergies expected to result from the acquisition and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Kratos and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of Kratos and Herley; potential adverse reactions or changes to business relationships resulting from the acquisition; unexpected costs, charges or expenses resulting from the acquisition; litigation or adverse judgments relating to the acquisition; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; and any changes in general economic and/or industry-specific conditions. In addition the pending acquisition of Herley may not be completed at all or may not be completed on time. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Kratos in general, see the risk disclosures in the Annual Report on Form 10-K of Kratos for the year ended December 27, 2009, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by Kratos.

Additional Information and Where to Find It This presentation is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the shares of Herley Common Stock has not commenced. The Company intends to file a tender offer statement on Schedule TO with the SEC, and Herley also intends to file a solicitation/recommendation statement on Schedule 14D-9, with respect to the tender offer described in this press release. Any offers to purchase or solicitations of offers to sell will be made only pursuant to such tender offer statement. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the related solicitation/recommendation statement will contain important information, including the various terms of, and conditions to, the tender offer, that should be read carefully by Herley’s stockholders before they make any decision with respect to the tender offer. Such materials, when prepared and ready for release, will be made available to Herley’s stockholders at no expense to them. In addition, at such time such materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s Web site: www.sec.gov and may also be obtained by directing a request to the Corporate Secretary of Kratos Defense & Security Solutions, Inc., at (858) 812-7300.

Kratos Acquisition of Herley Herley is a leading provider of electronic systems, subsystems and components specializing in microwave and millimeter wave technology serving the global defense industry F-16 F-15 EA-18 EA-GB AMRAAM Trident LAMPS

Kratos Acquisition of Herley Herley’s products are critical to United States National Security: Electronic Warfare Systems Electronic Attack Systems EW Threat and Radar Simulators Command and Control Networks Insertion of Viruses into Enemy Command Networks Air Launched Cyber Attacks Neutralization of Adversaries’ Electronic Warfare Systems

The majority of Herley’s business is entrenched, single-source and positioned on established mission-critical platforms Single-source provider on ~ 60 percent of revenue/business base High Barriers to Entry Leading edge engineering expertise and technological capabilities Long development cycle High risk/cost to customer to replace Herley, Herley products 45 years of experience Kratos Acquisition of Herley

Strategic Rationale: Herley’s business is primarily focused on providing products to National Security and Weapons platforms that Kratos is working on, supporting or familiar with: Manned and unmanned aircraft Tactical and ballistic missiles Sensor and radar platforms Representative Threat Targets Simulation and testing Electronic Warfare Systems Electronic Attack Systems Command and Control Systems Kratos Acquisition of Herley

Strategic Rationale: Herley’s existing products primarily support fielded systems that are established, solidly funded and will be in the U.S. and FMS customers inventory for the foreseeable future: Kratos Acquisition of Herley Electronic Attack Electronic Warfare Radar/Threat Simulation Threat Neutralization F-16 EA-18 AMRAAM F-18 Trident

Strategic Rationale: Herley is one of the few major electronic warfare, electronic attack providers in the market space with decades of proven performance Majority of contracts are sole-source or single-source, relying on Herley intellectual property Limited competition due to the nature of the work High barriers to market entry from potential competitors Well funded, high priority, mission critical National Security areas – C4ISR Kratos Acquisition of Herley

Strategic Rationale - Growth Opportunities: Herley has a strong new business pipeline for their products: Next Generation Intelligence, Surveillance and Reconnaissance Airborne System Unmanned Autonomous Air Vehicle - ISR UAS System for Persistent ISR Data Collection Electronic Warfare Jammer - Next Generation Electronic Attack – Next Generation Electronic Cyber Attack Foreign Military Sales and Direct International Sales Kratos Acquisition of Herley

Diversified customer base Direct supplier to all service branches of U.S. Military First-tier supplier to all of the defense primes Herley products embedded on over 120 individual platforms No one Herley program makes up great than ~3% of combined company revenue Kratos Acquisition of Herley

Strategic Rationale – Organization & Integration Herley will be integrated into Kratos’ Weapon Systems Solutions Division WSS Division is Kratos’ primary products and technology business unit WSS is where Kratos currently works with weapons and other platforms the same or similar to Herley Manned & Unmanned Aircraft Targets Sensors & Radar Platforms Tactical & Ballistic Missiles Kratos’ international/FMS business is in WSS and we see significant new business and growth opportunities in this area India Japan South Korea Saudi Arabia All six key Herley Division Presidents are expected to accept employment with Kratos Kratos Acquisition of Herley

Transaction is accretive to virtually all Kratos’ financial matrices, with accretion expansion in subsequent years Transaction will immediately increase or be accretive to Kratos’: GAAP EPS Pro Forma EPS EBITDA Margins Cash flow from operations PV and utilization of Kratos’ ~ $200M NOL Kratos Acquisition of Herley

Kratos’ purchase price per HRLY share $19.00 Total enterprise value paid for business ~ $270 million, excluding financing, fees, costs, etc. Total purchase price multiple for the business, enterprise value/pro forma EBITDA ~ 6.5x, excluding financing, fees, costs, etc. Total cost of transaction including all fees, financing costs, severance, etc., ~ $305 million Total purchase price multiple for the business, including all costs and expenses ~ 7.3x Kratos’ ~ $200 million Net Operating Loss carry forward Forecasted to utilize ~ $140 million of Kratos’ NOLs over next five years virtually eliminating federal income taxes paid by combined business Kratos’ NOLs expire in 2027 Estimated transaction Close Q2 2011 Kratos Acquisition of Herley

Utilization of Kratos’ $200 million NOL Significantly accelerated by the transaction due to combined business profitability, increasing PV of ~ $80 million tax asset Significantly Enhances Kratos’: Cash flow from operations Free cash flow Accelerated and rapid delevering due to significantly increased cash flow There will be significant transaction, acquisition and financing related costs and expenses in 2011 directly related to the acquisition that will impact 2011 GAAP EPS, FASB ASC Topic No. 805, etc. 2011 forecasted information noted above is pro forma to exclude the non-recurring amounts Kratos Acquisition of Herley

Herley reports record revenues of ~ $49 million for quarter ended October 31, 2010 EBITDA reported of $7.3 million Pro forma adjusted EBITDA of ~ $9.3 million Gross margin of 32.2% highest since 2004 Backlog ~ $172 million Strong bid and proposal pipeline Kratos Acquisition of Herley

Kratos – Summary of Financial Information Pro Forma Forecast Combined With Herley Forecast Kratos 2011 2011 2012 Revenue $550M - $560M $750M - $760M $770M -$805M Pro Forma Adjusted EBITDA* $60M - $62M $102M-$105M $106M-$110M EBITDA Rate 10.4% - 10.7% 13% - 13.8% 13.2% - 14% Earnings Per Share** $.75 - $.79 $.85 - $.90 $1.05 - $1.20 Earnings Per Share Excluding Amortization*** $1.10 - $1.20 $1.60 - $1.70 $1.75 - $1.85 FCF $22M - $24M $30M - $35M $40M - $45M Total Number of Shares 19.0M 23.9M 24.3M *Pro forma adjusted EBITDA reflects acquisition of Herley as if acquired January 1, 2011 **Earnings per share reflects pre tax income, less the expected cash to be paid for income taxes due to the benefit of Kratos’ approximate $200 million in net operating loss carry forwards which expire in 2027 ***EPS excluding amortization reflects EPS** above, less the amortization of purchased intangibles resulting from acquisitions, including the acquisition of Herley, less the expected cash to be paid for income taxes Note: All estimated amounts exclude impact of transaction related expenses

 Pro Forma Combined with Herley Forecast Forecast Estimated@ Forecast Forecast 12/31/10 Transaction 12/31/11 12/31/12 Close Total Debt* $225M $455M $455M $455M Cash on Balance Sheet $10M $15M $35M $70M Net Debt $215M $440M $420M $385M Pro Forma Adjusted $52M-$54M $91M-$93M $102M-$105M $106M-$110M EBITDA** Net Leverage ~4.1x ~4.9x ~4.0x ~3.6X Undrawn Line of Credit $35M $35M $35M $35M (See next page for notes) Kratos Acquisition of Herley STRONG CASH FLOW AND NOL UTILIZATION RESULTS IN RAPID DELEVERING

Kratos Acquisition of Herley Cash paid for income taxes forecast of $3M - $5M per year Low forecasted annual capital expenditures of approximately $10M - $12M, as large amount of Kratos’ CapEx is government furnished/funded Tax planning strategy to continue to minimize income taxes paid with NOLs *Senior Notes at face value (excludes estimated premium) **Pro forma Adjusted EBITDA reflects Kratos’ previous acquisitions as if acquired on 1/1/10 and Pro Forma Combined with Herley reflects Herley acquisition as if acquired on 1/1/11, calculated in accordance with Senior Notes Agreement

Leading Provider of Electronic Systems Electronic Warfare Electronic Attack Command and Control Radar EW Threat Simulators E Command Network Attack Established positions on leading, deployed, well funded defense programs Sole-source/single-source provider on 60 percent of business/revenues High barriers to entry Strategic fit with Kratos Forecasted to be strongly financially accretive Kratos Acquisition of Herley